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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 21, 2000
                        (Date of earliest event reported)


                  THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP

                          THE RESORT AT SUMMERLIN, INC.
           (Exact Name of Registrants as Specified in Their Charters)


          NEVADA                      333-49691                  86-0857506
          NEVADA                      333-49691                  86-0857505
(State of Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


             1160 TOWN CENTER DRIVE, SUITE 200, LAS VEGAS, NV 89144
                    (Address of Principal Executive Offices)


                                 (702) 869-7000
                         (Registrants' Telephone Number)


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ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.


               On November 21, 2000, The Resort at Summerlin, Limited Partnership (the "Partnership") and The Resort at Summerlin, Inc. (the "Company," together with the Partnership, the "Registrants") filed a voluntary petition under the provisions of chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court (the "Court") for the District of Nevada (Case No. BK-S-00-18878RCJ, jointly administered with Case No. BK-S-00-18879RCJ). An interim order (the "Interim Order") authorizing (i) post-petition financing (ii) use of cash collateral, and (iii) grant of adequate protection of the Registrants, and scheduling a final hearing pursuant to the United States Bankruptcy Rules was entered by the Bankruptcy Court on November 24, 2000. A final hearing to consider the entry of a final order was held on December 5, 2000 at which the Court entered a final order with respect to the use of cash collateral and grant of adequate protection of the Registrants. A hearing to consider the entry of a final order with respect to post-petition financing has been scheduled for December 18, 2000.

ITEM 7.        EXHIBITS.


EXHIBIT NO.
4              December 31, 1997 Indenture*

10             December 30, 1997 Credit Agreement*

99             Interim Order dated November 24, 2000


* Filed on April 8, 1998 with the Registrants' Form S-4 Registration Statement Under the Securities Act of 1933

FORWARD-LOOKING STATEMENTS

        This Form 8-K contains certain "forward-looking statements" which represent the Partnership's and the Company's expectations or beliefs, including, but not limited to, statements concerning industry performance and the Partnership's and the Company's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K which are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intend," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Partnership's and the Company's control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Partnership and the Company.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2000

                  THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, a Nevada limited partnership (Registrant)

                       By: THE RESORT AT SUMMERLIN, INC., its General Partner

                         By: /s/ Darrell Luery
                             -----------------
                             Darrell Luery
                             President and Chief Executive Officer (Principal Executive Officer)


                  THE RESORT AT SUMMERLIN, INC., a Nevada corporation
                  (Registrant)

                         By: /s/ Darrell Luery
                             -----------------
                             Darrell Luery
                             President and Chief Executive Officer (Principal Executive Officer)